CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated April 27, 2001 to the Prospectus dated December 29, 2000

The following revises and supersedes, as applicable, the information contained in the Prospectus of the Trust on page 46 under "The Manager."
Effective immediately, Westfield Capital Management
Co., Inc. utilizes a team management approach to manage the assets of the Small Capitalization Growth
Investments.






TK 2088  12/00 S3